Borrowings (Details 2) (Other Borrowings [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Other Borrowings [Member]
Schedule of Maturities Other Borrowings
2013	$ 215
2014	2,190
2015	169
2016	96
2017	10,002
Long-term Debt, Total	$ 12,672
Weighted Average Interest Rate, 2013	6.06%
Weighted Average Interest Rate, 2014	3.91%
Weighted Average Interest Rate, 2015	6.01%
Weighted Average Interest Rate, 2016	5.84%
Weighted Average Interest Rate, 2017	3.61%
Total	3.75%